EXHIBIT 10.6.7

                          CONSENT AND SECOND AMENDMENT



         CONSENT AND SECOND AMENDMENT (this "Amendment"), dated as of May 31, 2005, among ATLAS FREIGHTER LEASING III, INC., a Delaware corporation (the "Borrower"), the lenders from time to time party to the Credit Agreement (each a "Lender" and, collectively, the "Lenders"), and DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Administrative Agent (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as therein defined.


                              W I T N E S S E T H :
                              - - - - - - - - - -

         WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of July 27, 2004 (as amended, supplemented and/or otherwise modified from time to time, the "Credit Agreement");

         WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement and enter into certain consents in respect of the Credit Agreement, each of the Leases and each of the Aircraft Chattel Mortgages as set forth below; and

         WHEREAS, on January 24, 2005, Airframe N808MC and Engine Nos. 517943 and 455157 (collectively, the "Damaged Engines") were damaged in an accident;


         NOW, THEREFORE, it is agreed;

A.       AMENDMENTS TO THE CREDIT AGREEMENT

         1. The definition of "Spare Engine Pool" appearing in Section 1.1 of the Credit Agreement is hereby amended by (x) deleting the text "455167" appearing therein, and (y) inserting the text "517557" in lieu thereof.

         2. The proviso to Section 2.4B(ii)(c) of the Credit Agreement is hereby amended by (x) deleting the text "Section 4(f)(iv)(A) or 4(f)(iv)(B)" appearing therein, and (y) inserting the text "Section 4(f)(iii)(A) or 4(f)(iii)(B)" in lieu thereof.

         3. Schedule 2.3 of the Credit Agreement is hereby amended and restated in the form of Schedule 2.3 attached hereto.

B.       CONSENT

         1. The Lenders hereby consent and agree to (i) the settlement (the "Settlement") entered into by the Borrower with its insurance carrier in respect of the damage to Airframe N808MC and the Damaged Engines as set forth in that certain letter dated April 6, 2005 from Atlas Air Worldwide Holdings Inc. to Willis Global Aviation, (ii) the mandatory prepayment (the "Prepayment") to the Lenders in accordance with Section 2.4B(ii)(b) of the Credit Agreement, for application to the Loans in accordance with Section 2.4B(iii)(b) of the Credit

Agreement, of $12,249,824 (the "Net Proceeds"), which is an amount equal to the gross cash proceeds under the Settlement, totaling $12,550,000, less actual and documented reasonable costs incurred in connection with the Settlement, in the amount of $300,176, (iii) the Prepayment being made by Atlas, on behalf of the Borrower, in advance of the receipt of cash payments under the Settlement, (iv) the Prepayment as full satisfaction of the Borrower's obligations under Section 2.4B(ii)(b) of the Credit Agreement in respect of the Settlement and relating to Airframe N808MC and the Damaged Engines, (v) the termination of the Lease in respect of Aircraft N808MC, and (vi) the sale of Airframe N808MC, the Damaged Engines and Engine Nos. 517598 and 517658 by the Borrower to Atlas.

         2. The Lenders hereby consent and authorize the Administrative Agent to enter into such amendments to the Aircraft Chattel Mortgages and to the Leases, in respect of Aircraft N808MC and of each of the Damaged Engines, and such other related documents, agreements and instruments (the "Amendment Documents") deemed necessary or desirable by the Administrative Agent to implement the transactions contemplated by the Settlement and the Prepayment, including to release the Administrative Agent's Lien on Airframe N808MC, on the Damaged Engines, and on Engine Nos. 517598 and 517658 and to disclaim any interest of the Administrative Agent in the Settlement.

         3. The Lenders hereby consent to further amend Section 14(b) of each of the Leases and Section 4(g)(ii) of each of the Aircraft Chattel
Mortgages to reduce the minimum required insured value in respect of each Aircraft to the greater of the Stipulated Loss Value (as defined in each Lease) and $15,000,000.

C.       MISCELLANEOUS PROVISIONS

         1.       In order to induce the  Lenders to enter into this  Amendment,

the Borrower hereby represents and warrants to each of the Lenders that (i) all of the representations and warranties (excluding, solely in respect of Aircraft N808MC, Engine 517943 and Engine 455167, the representations and warranties made in Section 4.5(B) of the Credit Agreement) contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Swap Consent Effective Date and the Second Amendment Effective Date (each as defined below), both before and after giving effect to this Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), and (ii) there exists no Default or Event of Default on the Swap Consent Effective Date and on the Second Amendment Effective Date, both before and after giving effect to this Amendment.

         2.       This   Amendment  is  limited  as  specified   and  shall  not
constitute an amendment, modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

         3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

         4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         5. The amendment provided in Section A.1 above, and the consent provided in Section B.2 above, solely as such consent relates to the amendments to the Leases and to the Aircraft Chattel Mortgages in respect of Aircraft N808MC, Aircraft N517MC and the Spare Engine Pool, and related documentation, in all cases required to implement the "swap" under the relevant Loan Documents of
(x) Engine No. 517577 for Engine No. 455167, and (y) Engine No. 517612 for Engine No. 517943, shall become effective on the date (the "SWAP CONSENT EFFECTIVE Date") when the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent. This Amendment, including all other amendments and consents hereunder, shall become effective on the date (the "SECOND Amendment Effective Date") when the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent, the Administrative Agent shall have received (including by way of telecopier) the other Amendment Documents and related legal opinions duly executed and delivered by the appropriate parties thereto, and the Administrative Agent shall have received the Net Proceeds in immediately available funds.

         6. From and after the Swap Consent Effective Date and the Second Amendment Effective Date, all references in the Credit Agreement and in the other Loan Documents to the Credit Agreement shall be deemed to be referenced to the Credit Agreement as modified hereby.

                                   *   *   *

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first written above.

                    ATLAS FREIGHTER LEASING III, INC.

                    By: /s/ William C. Bradley
                        ----------------------------------
                        Name:  WILLIAM C. BRADLEY
                        Title: TREASURER & SECRETARY

                    DEUTSCHE BANK TRUST COMPANY AMERICAS,
                    as Administrative Agent

                    By: /s/ Mark B. Cohen
                        ----------------------------------
                        Name:  Mark B. Cohen
                        Title: Managing Director

                    By: /s/ Steven A. Cohen
                        ----------------------------------
                        Name:  Steven A. Cohen
                        Title: Director

                    NAME OF LENDER:

                    ANCHORAGE CAPITAL MASTER OFFSHORE, LTD.

                    By: /s/ Kevin Ulrich
                        ----------------------------------
                        Name:  Kevin Ulrich
                        Title: Director










                [Signature Page to Second Amendment and Consent
                 to the Amended and Restated Credit Agreement]

                    NAME OF LENDER:

                    Canpartners Investments IV, LLC.

                    By: /s/ R. Christian B. Evensen
                        ----------------------------------
                        Name:  R. Christian B. Evensen
                        Title: Managing Director



PROPORTIONATE VOTING PROVISION

The above signed, CANPARTNERS INVESTMENTS IV, LLC ("Canyon"), is a Lender to ATLAS FREIGNTER LEASING III, INC., dated as of JULY 27, 2004 (the "Credit Agreement"). Canyon's approval of a CONSENT AND SECOND AMENDMENT has been requested pursuant to the terms of the Credit Agreement.

Canyon hereby votes its percentage interest as a Lender in favor of and/or against the approval of the CONSENT AND SECOND AMENDMENT in direct proportion to the votes of those other Lenders under the Credit Agreement that have voted for or against the approval of the CONSENT AND SECOND AMENDMENT (without counting failure to vote or abstentions.)








                [Signature Page to Second Amendment and Consent
                 to the Amended and Restated Credit Agreement]

                    NAME OF LENDER:

                    CITIGROUP FINANCIAL PRODUCTS, INC.,

                    By: /s/ Vincent Farrell
                        ----------------------------------
                        Name:
                        Title: AUTHORIZED SIGNATORY







                [Signature Page to Second Amendment and Consent
                 to the Amended and Restated Credit Agreement]

                    NAME OF LENDER:

                    LISPENARD STREET CREDIT (MASTER) LTD.

                    By: /s/ Timothy Joyce
                        ----------------------------------
                        Name:  Timothy Joyce
                        Title: Managing Director







                [Signature Page to Second Amendment and Consent
                 to the Amended and Restated Credit Agreement]

                    NAME OF LENDER:

                    Intermarket Corp, as agent for Fernwood Associates, Fernwood Restructurings, Fernwood Foundation Fund

                    By: /s/ Thomas P. Borger
                        ----------------------------------
                        Name:  Thomas P. Borger
                        Title: Managing Director







                [Signature Page to Second Amendment and Consent
                 to the Amended and Restated Credit Agreement]

                    NAME OF LENDER:

                    GOLDMAN SACHS CREDIT PARTNERS LP

                    By: /s/ Pedro Ramirez
                        ----------------------------------
                        Name:  Pedro Ramirez
                        Title: Authorized Signatory







                [Signature Page to Second Amendment and Consent
                 to the Amended and Restated Credit Agreement]

                    NAME OF LENDER:

                    MERRILL LYNCH CREDIT PRODUCTS, LLC

                    By: /s/ Neyda Darias
                        ----------------------------------
                        Name:  NEYDA DARIAS
                        Title: VICE PRESIDENT







                [Signature Page to Second Amendment and Consent
                 to the Amended and Restated Credit Agreement]

                    Sankaty Advisors, LLC as Collateral
                    Manager for Prospect Funding I,
                    LLC as Term Lender

                    NAME OF LENDER:

                    By: /s/ Timothy Barns
                        ----------------------------------
                        Name:  Timothy Barns
                        Title: Managing Director







                [Signature Page to Second Amendment and Consent
                 to the Amended and Restated Credit Agreement]

                    RZB FINANCE LLC:

                    By: /s/ Christoph Hoedl
                        ----------------------------------
                        Name:  CHRISTOPH HOEDL
                        Title: GROUP VICE PRESIDENT

                    By: /s/ John A. Valiska
                        ----------------------------------
                        Name:  JOHN A. VALISKA
                        Title: FIRST VICE PRESIDENT




                [Signature Page to Second Amendment and Consent
                 to the Amended and Restated Credit Agreement]

                    Sankaty High Yield Asset Partners, L.P.

                    NAME OF LENDER:

                    By: /s/ Timothy Barns
                        ----------------------------------
                        Name:  TIMOTHY BARNS
                        Title: SENIOR VICE PRESIDENT






                [Signature Page to Second Amendment and Consent
                 to the Amended and Restated Credit Agreement]

                    Sankaty High Yield Partners II, L.P.

                    NAME OF LENDER:

                    By: /s/ Timothy Barns
                        ----------------------------------
                        Name:  TIMOTHY BARNS
                        Title: SENIOR VICE PRESIDENT






                [Signature Page to Second Amendment and Consent
                 to the Amended and Restated Credit Agreement]

                    Sankaty High Yield Partners III, L.P.

                    NAME OF LENDER:

                    By: /s/ Timothy Barns
                        ----------------------------------
                        Name:  TIMOTHY BARNS
                        Title: SENIOR VICE PRESIDENT






                [Signature Page to Second Amendment and Consent
                 to the Amended and Restated Credit Agreement]

                    Sankaty High Yield Partners III, L.P.

                    NAME OF LENDER:

                    By: /s/ Timothy Barns
                        ----------------------------------
                        Name:  TIMOTHY BARNS
                        Title: SENIOR VICE PRESIDENT






                [Signature Page to Second Amendment and Consent
                 to the Amended and Restated Credit Agreement]

                    NAME OF LENDER:

                    SOL Loan Funding LLC for itself or as agent for SOL2 Loan Funding LLC


                    By: /s/ Suzanne Smith
                        ----------------------------------
                        Name:  SUZANNE SMITH
                        Title: AS ATTORNEY-IN-FACT






                [Signature Page to Second Amendment and Consent
                 to the Amended and Restated Credit Agreement]

                    NAME OF LENDER:

                    U.S. BANK NATIONAL ASSOCIATION


                    By: /s/ Dale L. Welke
                        ----------------------------------
                        Name:  Dale l. Welke
                        Title: Vice President






                [Signature Page to Second Amendment and Consent
                 to the Amended and Restated Credit Agreement]